Credit Risk Manager Report
May 2005
SASCO 2005-RMS1


Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Table of Contents

Executive Summary
Section One

Prepayment Premium Analysis
Section Two

Analytics
Section Three



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1
Executive Summary May 2005

Transaction Summary

Closing Date:                                 03/30/2005
Depositor:                  Structured Asset Securities Corporation
Trustee(s):                                 U. S. Bank
Master Servicer:         Aurora Loan Services Master Servicing
Servicer(s): Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank, N.A.
Delinquency Reporting Method:                    OTS1


Collateral Summary
                                Closing Date                 4/30/2005
      4/30/2005 as a Percentage of Closing Date
Collateral Balance                $414,530,994                $400,524,125
                         96.62%
Loan Count                           2,854                  2,783
                        97.51%






1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics

                                Loan Count Summed Balance
Repurchases*                             0           $0
First Payment Defaults                     2       $104,000
Early Payment Defaults**            15       $2,655,072
Multiple Loans to One Borrower    366       $37,836,561

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment


Second Lien Statistics
                                        Loan Count Summed Balance
Total Outstanding Second Liens                404     $15,972,593
30 Days Delinquent                              5      $254,390
60 Days Delinquent                              1      $20,800
90+ Days Delinquent                             0      $0


Prepayments

Remittance Date         Beginning Collateral Balance Total Prepayments
							    Percentage of Prepayment
 5/25/2005            $407,093,692             $6,152,309                 1.51
 4/25/2005            $13,276,627              $6,812,096                 1.65

Prepayment Premium Analysis
 Prepayment Premium Issues from Prior Months
                 Outstanding Loans that did not have Premiums Remitted
Remittance Loan Number PPP Flag Expiration Liquidation Date     Status

4/25/2005   6242436      10/26/2006          3/28/20005 A premium will be
							    remitted.


Copyright 2005 The Murrayhill Company. All Rights Reserved.



Prepayment Premium Issues for the Current Month
In the 5/25/2005 remittance 26 loans with active prepayment flags were paid off. The servicer remitted premiums for all of the loans totaling $133,464.
 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
 2005 The Murrayhill Company. All Rights Reserved.


Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: April 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
                                    Trustee Remittance Date
Class                                25-May-05                25-Apr-05
P Class                                $133,464                $116,742

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

                                    Trustee Remittance Date
Servicer                         25-May-05                25-Apr-05
TOTAL                                $133,464                $116,742

Section 3: Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.

Amount remitted to the P Class:         $133,464
Amount remitted by servicer:                $133,464
Difference:                                $0



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: April 30, 2005







						Trustee Remittance Date
							   25-May-05 25-Apr-05

Loans with Active Prepayment Flags with Premiums Remitted(A)  26       21

Loans without Prepayment Flags with Premiums Remitted          0       0

Total Loans with Premiums Remitted (B)                        26       21

Loans with Active Prepayment Flags (C)                        26       22

Loans without Prepayment Flags with Premiums Remitted          0       0

Subtotal (D)                                                  26       22

Premiums Remitted for loans with Active Prepayment Flags (A/C)100%   95.45%

Total Loans with Premiums Remitted to the Subtotal (B/D)      100%   95.45%

Total Paid-Off Loans (E)                                       31      39

Total Loans with Premiums Remitted to the Total Paid-Off Loans83.87%  53.85%



Copyright  2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: April 30, 2005


								 Total
Total Paid-Off Loans with Flags                                   26

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*     0

Loans that Contained a Clause Allowing Prepayment Premiums
to be Waived at the Time ofLiquidation*                            0

Loans that were Liquidated from REO Status*                        0

Loans with Discrepancies between the Data File and the Note*       0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt*                  0

Loans that were Liquidated Through Loss Mitigation Efforts*        0

Total Paid-Off Loans with Active Prepayment Flags (C)             26

Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because of State Statutes
								   0

Paid-Off Loans with Active Prepayment Flags that Have Not Remitted Premiums
								   0
* These categories are mutually exclusive.


Copyright 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Mortgage Data Through: April 30, 2005


Loan   Delinquency Origination PPP Flag          Payoff Balance  % of Premium to
Payoff Balance
Number  String     Date                 Exp Date      PPP Remitted

6243155   C0      1/26/2004      2     1/25/2006 $114,750  $5,164        5%
6240529   C0      7/14/2004      2     7/14/2006 $280,340  $6,560        2%
6240567   C0      8/11/2004      2     8/11/2006 $39,103   $2,346        6%
6240858   C0      9/8/2004       2     9/8/2006  $38,880   $1,587        4%
6242980   C0      9/19/2004      2     9/19/2006 $197,048  $8,832        4%
6240929   C0      9/24/2004      2     9/24/2006 $276,650  $7,901        3%
6242595   C0     10/4/2004       2     10/4/2006 $175,195  $3,504        2%
6241036   C0     10/6/2004       2     10/6/2006 $54,840   $1,744        3%
6241514   C0     10/8/2004       2     10/8/2006 $84,749   $847          1%
6241896   C0     10/11/2004      2     10/11/2006$80,633   $1,726        2%
6241891   C0     10/15/2004      2     10/15/2006$62,749   $753          1%
6242079   C0     10/15/2004      2     10/15/2006$79,620   $796          1%
6242186   C0     10/18/2004      2     10/18/2006$252,000  $5,040        2%
6241273   C0     10/18/2004      2     10/18/2006$309,144  $6,863        2%
6242226   C0     10/25/2004      2     10/25/2006$294,992  $3,368        1%
6242504   C0     10/28/2004      2     10/28/2006$169,386  $3,388        2%
6242436   C0     11/15/2004      2     11/15/2006$240,094  $5,652        2%
6242724   C0     12/3/2004       2     12/3/2006 $193,272  $8,696        4%
6242712   C0     12/7/2004       2     12/7/2006 $360,000  $16,200       5%
6240952   C0      9/28/2004      3     9/28/2007 $132,973  $7,978        6%
6241615   C0     10/4/2004       3     10/4/2007 $99,646   $5,979        6%
6241394   C0     10/15/2004      3     10/15/2007$169,232  $4,265        3%
6240680   C0     10/15/2004      3     10/15/2007$188,163  $11,290       6%
6241976   60     10/18/2004      3     10/18/2007 $415,000  $4,150       1%
6242410   C0     10/25/2004      3     10/25/2007$253,681  $2,537        1%
6243030   C0     10/26/2004      3     10/26/2007$138,032  $6,300        5%


Copyright 2005 The Murrayhill Company. All Rights Reserved.
Section Three
Analytics

SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: April 30, 2005
FICO        Delinquency        Percentage
500        Current        0.002
510        Current        0.002
510        Delinquent        0.027
510        Paid Off        0.014
520        Current        0.002
530        Current        0.022
530        Delinquent        0.054
530        Paid Off        0.014
540        Current        0.023
540        Delinquent        0.081
550        Current        0.031
550        Delinquent        0.027
550        Paid Off        0.029
560        Current        0.033
560        Delinquent        0.027
560        Paid Off        0.029
570        Current        0.035
570        Paid Off        0.086
580        Current        0.042
580        Delinquent        0.027
580        Paid Off        0.086
590        Current        0.05
590        Paid Off        0.029
600        Current        0.06
600        Delinquent        0.108
600        Paid Off        0.043
610        Current        0.087
610        Delinquent        0.081
610        Paid Off        0.129
620        Current        0.083
620        Delinquent        0.054
620        Paid Off        0.057
630        Current        0.076
630        Delinquent        0.135
630        Paid Off        0.071
640        Current        0.064
640        Delinquent        0.081
640        Paid Off        0.086
650        Current        0.067
650        Delinquent        0.081
650        Paid Off        0.043
660        Current        0.055
660        Delinquent        0.027
660        Paid Off        0.029
670        Current        0.048
670        Delinquent        0.027
670        Paid Off        0.057
680        Current        0.04
680        Delinquent        0.027
680        Paid Off        0.057
690        Current        0.034
690        Paid Off        0.071
700        Current        0.025
700        Delinquent        0.054
700        Paid Off        0.029
710        Current        0.028
720        Current        0.023
730        Current        0.016
740        Current        0.013
740        Delinquent        0.027
740        Paid Off        0.014
750        Current        0.012
760        Current        0.009
760        Delinquent        0.027
760        Paid Off        0.014
770        Current        0.005
770        Delinquent        0.027
770        Paid Off        0.014
780        Current        0.005
790        Current        0.004
800        Current        0.002
810        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,746        633        56.259
Delinquent        37        622        62.584
Paid Off        70        626        51.699
Total:        2,853

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: April 30, 2005
LTV        Delinquency        Percentage
0.1        Current        0.003
0.2        Current        0.142
0.2        Paid Off        0.086
0.2        Delinquent        0.162
0.3        Current        0.003
0.4        Paid Off        0.014
0.4        Current        0.007
0.5        Current        0.015
0.5        Paid Off        0.014
0.6        Current        0.029
0.6        Paid Off        0.043
0.7        Paid Off        0.157
0.7        Current        0.072
0.7        Delinquent        0.054
0.8        Paid Off        0.286
0.8        Delinquent        0.351
0.8        Current        0.314
0.9        Paid Off        0.343
0.9        Delinquent        0.324
0.9        Current        0.278
1        Delinquent        0.108
1        Current        0.138
1        Paid Off        0.057

Status        # of Loans        Average        Std. Deviation
Current        2,746        1.482        0.496
Delinquent        37        1.475        0.5
Paid Off        70        1.507        0.408
Total:        2,853

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: April 30, 2005
Balance        Delinquency        Percentage
10000        Current        0.002
10000        Delinquent        0.027
20000        Current        0.033
20000        Delinquent        0.027
30000        Current        0.044
30000        Delinquent        0.027
40000        Current        0.035
40000        Delinquent        0.027
50000        Current        0.044
50000        Delinquent        0.162
60000        Current        0.044
60000        Delinquent        0.054
70000        Current        0.05
80000        Current        0.047
80000        Delinquent        0.108
90000        Current        0.05
90000        Delinquent        0.054
100000        Current        0.057
110000        Current        0.056
110000        Delinquent        0.054
120000        Current        0.044
120000        Delinquent        0.054
130000        Current        0.047
130000        Delinquent        0.027
140000        Current        0.047
150000        Current        0.034
150000        Delinquent        0.027
160000        Current        0.038
160000        Delinquent        0.027
170000        Current        0.035
170000        Delinquent        0.054
180000        Current        0.028
190000        Current        0.025
190000        Delinquent        0.054
200000        Current        0.025
210000        Current        0.025
220000        Current        0.024
230000        Current        0.017
240000        Current        0.013
250000        Current        0.012
250000        Delinquent        0.054
260000        Current        0.015
270000        Current        0.013
270000        Delinquent        0.027
280000        Current        0.011
280000        Delinquent        0.027
290000        Current        0.011
290000        Delinquent        0.027
300000        Current        0.011
310000        Current        0.004
310000        Delinquent        0.027
320000        Current        0.008
330000        Current        0.004
340000        Current        0.003
350000        Current        0.005
360000        Current        0.006
370000        Current        0.003
380000        Current        0.005
380000        Delinquent        0.027
390000        Current        0.005
400000        Current        0.005
400000        Delinquent        0.027
410000        Current        0.002
420000        Current        0.002
430000        Current        0.003
440000        Current        0.003
450000        Current        0.001
460000        Current        0
470000        Current        0
480000        Current        0
490000        Current        0.001
500000        Current        0.001
530000        Current        0
550000        Current        0
560000        Current        0
590000        Current        0
650000        Current        0
690000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,746        144,013.16        94,020.29
Delinquent        37        136,864.45        103,031.94
Total:        2,783

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Mortgage Type Distribution by Status
Mortgage Data Through: April 30, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.028
Investment Home        Delinquent        0.027
Investment Home        Paid Off        0.014
Primary Home        Current        0.972
Primary Home        Delinquent        0.973
Primary Home        Paid Off        0.986
Second Home        Current        0

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
ARM        2,151        346,809,356.83        161,231.69        93,244.21
Fixed        702        53,714,768.35        76,516.76        71,384.50
Total:        2,853        400,524,125.18

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: April 30, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0.001
180        Current        0.072
180        Delinquent        0.108
180        Paid Off        0.014
240        Paid Off        0.029
240        Current        0.036
300        Current        0.001
360        Current        0.89
360        Paid Off        0.957
360        Delinquent        0.892

# of Loans        Other        120        180        240        300        360
2,853        0        2        203        101        2        2,545

Copyright 2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: April 30, 2005


Origination Statistics				Current Loans

Purpose	  		Number	Percentage	Purpose			Number	Percentage
Cash-out refinance 	1,395	48.9%		Cash-out refinance 	1,338	48.7%
Purchase		1,302	45.6%		Purchase	1,257	45.8%
Rate/term refinance 	157	5.5%		Rate/term refinance 	151	5.5%
Home Improvement 	0	0.0%		Home Improvement 	0	0.0%
Other			0	0.0%		Other			0	0.0%
Total			2,854	100%		Total			2,746	100%

Delinquent Loans				Paid Off Loans


Purpose			Number	Percentage	Purpose			Number	Percentage
Cash-out refinance 	16	43.2%		Cash-out refinance 	40	57.1%
Purchase		21	56.8%		Purchase		24	34.3%
Rate/term refinance 	0	0.0%		Rate/term refinance 	6	8.6%
Home Improvement 	0	0.0%		Home Improvement 	0	0.0%
Other			0	0.0%		Other			0	0.0%
Total			37	100%		Total			70	100%

Copyright 2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-RMS1 Originator Distribution by Status
Mortgage Data Through: April 30, 2005
Originator        Loan Count        Current Percentage Delinquent Percentage
Paid Off Percentage
AmeriTrust Mortgage Bankers, Inc.        10        0.004        0        0
EquiFirst        2177        0.763        0.649        0.843
Wilmington National Financial        667        0.234        0.351        0.157

Originator        Count
EquiFirst        2177
Wilmington National Financial        667
AmeriTrust Mortgage Bankers, Inc.        10

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: April 30, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        18        1        0        1        0
4/30/2005        29        6        1        1        0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: April 30, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        1629352        415000        0        246785        0
4/30/2005        3953907.71        459929        403363        246785        0